SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 19, 2003
                                                          -------------

                         THE BEAR STEARNS COMPANIES INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)

         DELAWARE                  File No. 1-8989             13-3286161
         --------                  ---------------             ----------

(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                    Identification Number)

          383 Madison Avenue, New York, New York             10179
         -------------------------------------------------------------
         (Address of principal executive offices)           (zip code)

       Registrant's telephone number, including area code: (212) 272-2000
                                                           --------------

                                 Not Applicable
          -------------------------------------------------------------
          (former name or former address, if changed since last report)

Item 5. Other Events
        ------------

            Filed herewith are copies of:

      (a) Medium-Term Notes, Series B, Distribution Agreement, dated as of June 19, 2003 between The Bear Stearns Companies Inc. and Bear, Stearns & Co. Inc.

      (b) IncomeNotes(SM) Distribution Agreement, dated as of June 19, 2003 among The Bear Stearns Companies Inc., Bear, Stearns & Co. Inc. and each of the Agents listed on Schedule A to the Distribution Agreement.

      (c)   Form of Medium-Term Note, Series B (Fixed Rate).

      (d)   Form of Medium-Term Note, Series B (Floating Rate).

      (e)   Form of Global Note.

      (f)   Form of IncomeNotes(SM) Note (Fixed Rate).

      (g)   Form of IncomeNotes(SM) Note (Floating Rate).

      (h) Opinion of Cadwalader, Wickersham & Taft LLP as to certain federal income tax consequences described in the Prospectus Supplement, dated June 19, 2003, to the Prospectus, dated April 24, 2003, included in the Registration Statement on Form S-3 filed by the Company (Registration No. 333-104455).

      (i)   Consent of Cadwalader, Wickersham & Taft LLP.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
        ------------------------------------------------------------------

      (a)   Financial Statements of Businesses Acquired:

            Not applicable.

      (b)   Pro Forma Financial Information:

            Not applicable.

      (c)   Exhibits:

            The following exhibits are incorporated by reference into the Registration Statement on Form S-3 (Registration No. 333-104455) as exhibits to such Registration Statement:


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

            1(j) Medium-Term Notes, Series B, Distribution Agreement, dated as of June 19, 2003 between The Bear Stearns Companies Inc. and Bear, Stearns & Co. Inc.

            1(k) IncomeNotes(SM) Distribution Agreement, dated as of June 19, 2003 among The Bear Stearns Companies Inc., Bear, Stearns & Co. Inc. and each of the Agents listed on Schedule A to the Distribution Agreement.

            4(b)(9)  Form of Medium-Term Note, Series B (Fixed Rate).

            4(b)(10) Form of Medium-Term Note, Series B (Floating Rate).

            4(b)(11) Form of Global Note.

            4(b)(12) Form of IncomeNotes(SM) Note (Fixed Rate).

            4(b)(13) Form of IncomeNotes(SM) Note (Floating Rate).

            5 Opinion of Cadwalader, Wickersham & Taft LLP as to certain federal income tax consequences.

            23(e)    Consent of Cadwalader, Wickersham & Taft LLP (Included in
                     Exhibit 5).


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        THE BEAR STEARNS COMPANIES INC.


                                        By: /s/ Marshall J Levinson
                                            ------------------------------------
                                            Marshall J Levinson
                                            Controller
                                            (Principal Accounting Officer)

Dated: June 19, 2003


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

                         THE BEAR STEARNS COMPANIES INC.

                                    FORM 8-K

                                 CURRENT REPORT

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.       Description
-----------       -----------

1(j) Medium-Term Notes, Series B, Distribution Agreement, dated as of June 19, 2003 between The Bear Stearns Companies Inc. and Bear, Stearns & Co. Inc.

1(k) IncomeNotes(SM) Distribution Agreement, dated as of June 19, 2003 among The Bear Stearns Companies Inc., Bear, Stearns & Co. Inc. and each of the Agents listed on Schedule A to the Distribution Agreement.

4(b)(9)           Form of Medium-Term Note, Series B (Fixed Rate).

4(b)(10)          Form of Medium-Term Note, Series B (Floating Rate).

4(b)(11)          Form of Global Note.

4(b)(12)          Form of IncomeNotes(SM) Note (Fixed Rate).

4(b)(13)          Form of IncomeNotes(SM) Note (Floating Rate).

5 Opinion of Cadwalader, Wickersham & Taft LLP as to certain federal income tax consequences.

23(e)             Consent of Cadwalader, Wickersham & Taft LLP (Included in
                  Exhibit 5).


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